POWER OF ATTORNEY



     I, Lawrence A. Bossidy, Chairman and Chief Executive Officer and a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Peter M. Kreindler, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as an officer or director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

     (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (and participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the AlliedSignal Truck Brake Systems Company Savings Plan, the 1980 Incentive Stock Option Plan of Allied Corporation and its Subsidiaries, the 1982 Stock Option Plan for Executive Employees of Allied Corporation and its Subsidiaries, the 1985 Stock Plan for Employees of Allied-Signal Inc. and its Subsidiaries, the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the Stock Plan for Non-Employee Directors of AlliedSignal Inc. and any plan which is a successor to such plans;

     (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment Plan of Allied-Signal Inc. and any plan which is a successor to such plan; and

     (c) on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 33,400,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $500 million (or the equivalent thereof in any foreign currency), any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed 500 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $500 million;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions not requiring specific authorization by the Board of Directors, not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000, and any warrants to purchase such shares, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.






                                      /s/ Lawrence A. Bossidy
                                      -----------------------
                                        Lawrence A. Bossidy





Dated:  February 3, 1995

                        POWER OF ATTORNEY



     I, Hans W. Becherer, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

     (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (and participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the AlliedSignal Truck Brake Systems Company Savings Plan, the 1980 Incentive Stock Option Plan of Allied Corporation and its Subsidiaries, the 1982 Stock Option Plan for Executive Employees of Allied Corporation and its Subsidiaries, the 1985 Stock Plan for Employees of Allied-Signal Inc. and its Subsidiaries, the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the Stock Plan for Non-Employee Directors of AlliedSignal Inc. and any plan which is a successor to such plans;

     (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment Plan of Allied-Signal Inc. and any plan which is a successor to such plan; and

     (c) on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 33,400,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $500 million (or the equivalent thereof in any foreign currency), any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $500 million;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions not requiring specific authorization by the Board of Directors, not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000, and any warrants to purchase such shares, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.





                                        /s/ Hans W. Becherer
                                        --------------------
                                          Hans W. Becherer





Dated: February 3, 1995

                        POWER OF ATTORNEY


     I, Ann M. Fudge, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

     (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (and participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the AlliedSignal Truck Brake Systems Company Savings Plan, the 1980 Incentive Stock Option Plan of Allied Corporation and its Subsidiaries, the 1982 Stock Option Plan for Executive Employees of Allied Corporation and its Subsidiaries, the 1985 Stock Plan for Employees of Allied-Signal Inc. and its Subsidiaries, the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the Stock Plan for Non-Employee Directors of AlliedSignal Inc. and any plan which is a successor to such plans;

     (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment Plan of Allied-Signal Inc. and any plan which is a successor to such plan; and

     (c) on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 33,400,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $500 million (or the equivalent thereof in any foreign currency), any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $500 million;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions not requiring specific authorization by the Board of Directors, not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000, and any warrants to purchase such shares, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.





                                          /s/ Ann M. Fudge
                                          ----------------
                                             Ann M. Fudge






Dated: February 3, 1995

                        POWER OF ATTORNEY



     I, Paul X. Kelley, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

     (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (and participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the AlliedSignal Truck Brake Systems Company Savings Plan, the 1980 Incentive Stock Option Plan of Allied Corporation and its Subsidiaries, the 1982 Stock Option Plan for Executive Employees of Allied Corporation and its Subsidiaries, the 1985 Stock Plan for Employees of Allied-Signal Inc. and its Subsidiaries, the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the Stock Plan for Non-Employee Directors of AlliedSignal Inc. and any plan which is a successor to such plans;

     (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment Plan of Allied-Signal Inc. and any plan which is a successor to such plan; and

     (c) on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 33,400,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $500 million (or the equivalent thereof in any foreign currency), any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $500 million;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions not requiring specific authorization by the Board of Directors, not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000, and any warrants to purchase such shares, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.





                                         /s/ Paul X. Kelley
                                         ------------------
                                           Paul X. Kelley




Dated: February 3, 1995


>PAGE>
                        POWER OF ATTORNEY



     I, Robert P. Luciano, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

     (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (and participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the AlliedSignal Truck Brake Systems Company Savings Plan, the 1980 Incentive Stock Option Plan of Allied Corporation and its Subsidiaries, the 1982 Stock Option Plan for Executive Employees of Allied Corporation and its Subsidiaries, the 1985 Stock Plan for Employees of Allied-Signal Inc. and its Subsidiaries, the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the Stock Plan for Non-Employee Directors of AlliedSignal Inc. and any plan which is a successor to such plans;

     (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment Plan of Allied-Signal Inc. and any plan which is a successor to such plan; and

     (c) on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 33,400,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $500 million (or the equivalent thereof in any foreign currency), any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $500 million;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions not requiring specific authorization by the Board of Directors, not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000, and any warrants to purchase such shares, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.





                                         /s/ Robert P. Luciano
                                         ---------------------
                                            Robert P. Luciano




Dated: February 3, 1995

                        POWER OF ATTORNEY

     I, Robert B. Palmer, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Peter M. Kreindler, G. Peter D'Aloia, Nancy A. Garvey and Richard F. Wallman, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

     (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (and participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AliedSignal Thrift Plan, the AlliedSignal Truck Brake Systems Company Savings Plan, the 1980 Incentive Stock Option Plan of Allied Corporation and its Subsidiaries, the 1982 Stock Option Plan for Executive Employees of Allied Corporation and its Subsidiaries, the 1985 Stock Plan for Employees of Allied-Signal Inc. and its Subsidiaries, the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the Stock Plan for Non-Employee Directors of AlliedSignal Inc. and any plan which is a successor to such plans;

     (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the AlliedSignal Inc. Dividend Reinvestment and Share Purchase Plan and any plan which is a successor to such plan; and

     (c)  on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 33,400,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $500 million (or the equivalent thereof in any foreign currency), any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed 500 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $500 million;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions not requiring specific authorization by the Board of Directors, not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000, and any warrants to purchase such shares, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                         /s/ Robert B. Palmer
                                        -------------------------
                                            Robert B. Palmer



Dated:  October 1, 1995

                        POWER OF ATTORNEY



     I, Russell E. Palmer, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

     (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (and participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the AlliedSignal Truck Brake Systems Company Savings Plan, the 1980 Incentive Stock Option Plan of Allied Corporation and its Subsidiaries, the 1982 Stock Option Plan for Executive Employees of Allied Corporation and its Subsidiaries, the 1985 Stock Plan for Employees of Allied-Signal Inc. and its Subsidiaries, the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the Stock Plan for Non-Employee Directors of AlliedSignal Inc. and any plan which is a successor to such plans;

     (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment Plan of Allied-Signal Inc. and any plan which is a successor to such plan; and

     (c) on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 33,400,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $500 million (or the equivalent thereof in any foreign currency), any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $500 million;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions not requiring specific authorization by the Board of Directors, not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000, and any warrants to purchase such shares, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.





                                        /s/ Russell E. Palmer
                                        ---------------------
                                          Russell E. Palmer




Dated: February 3, 1995

                        POWER OF ATTORNEY



     I, Ivan G. Seidenberg, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

     (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (and participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the AlliedSignal Truck Brake Systems Company Savings Plan, the 1980 Incentive Stock Option Plan of Allied Corporation and its Subsidiaries, the 1982 Stock Option Plan for Executive Employees of Allied Corporation and its Subsidiaries, the 1985 Stock Plan for Employees of Allied-Signal Inc. and its Subsidiaries, the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the Stock Plan for Non-Employee Directors of AlliedSignal Inc. and any plan which is a successor to such plans;

     (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment Plan of Allied-Signal Inc. and any plan which is a successor to such plan; and

     (c) on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 33,400,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $500 million (or the equivalent thereof in any foreign currency), any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $500 million;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions not requiring specific authorization by the Board of Directors, not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000, and any warrants to purchase such shares, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.





                                         /s/ Ivan G. Seidenberg
                                         ----------------------
                                           Ivan G. Seidenberg





Dated: February 3, 1995

                        POWER OF ATTORNEY



     I, Andrew C. Sigler, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

     (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (and participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the AlliedSignal Truck Brake Systems Company Savings Plan, the 1980 Incentive Stock Option Plan of Allied Corporation and its Subsidiaries, the 1982 Stock Option Plan for Executive Employees of Allied Corporation and its Subsidiaries, the 1985 Stock Plan for Employees of Allied-Signal Inc. and its Subsidiaries, the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the Stock Plan for Non-Employee Directors of AlliedSignal Inc. and any plan which is a successor to such plans;

     (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment Plan of Allied-Signal Inc. and any plan which is a successor to such plan; and

     (c) on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 33,400,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $500 million (or the equivalent thereof in any foreign currency), any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $500 million;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions not requiring specific authorization by the Board of Directors, not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000, and any warrants to purchase such shares, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.





                                        /s/ Andrew C. Sigler
                                        --------------------
                                          Andrew C. Sigler





Dated: February 3, 1995

                        POWER OF ATTORNEY



     I, John R. Stafford, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

     (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (and participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the AlliedSignal Truck Brake Systems Company Savings Plan, the 1980 Incentive Stock Option Plan of Allied Corporation and its Subsidiaries, the 1982 Stock Option Plan for Executive Employees of Allied Corporation and its Subsidiaries, the 1985 Stock Plan for Employees of Allied-Signal Inc. and its Subsidiaries, the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the Stock Plan for Non-Employee Directors of AlliedSignal Inc. and any plan which is a successor to such plans;

     (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment Plan of Allied-Signal Inc. and any plan which is a successor to such plan; and

     (c) on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 33,400,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $500 million (or the equivalent thereof in any foreign currency), any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $500 million;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions not requiring specific authorization by the Board of Directors, not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000, and any warrants to purchase such shares, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.





                                        /s/ John R. Stafford
                                        --------------------
                                          John R. Stafford




Dated: February 3, 1995

                        POWER OF ATTORNEY



     I, Thomas P. Stafford, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

     (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (and participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the AlliedSignal Truck Brake Systems Company Savings Plan, the 1980 Incentive Stock Option Plan of Allied Corporation and its Subsidiaries, the 1982 Stock Option Plan for Executive Employees of Allied Corporation and its Subsidiaries, the 1985 Stock Plan for Employees of Allied-Signal Inc. and its Subsidiaries, the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the Stock Plan for Non-Employee Directors of AlliedSignal Inc. and any plan which is a successor to such plans;

     (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment Plan of Allied-Signal Inc. and any plan which is a successor to such plan; and

     (c) on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 33,400,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $500 million (or the equivalent thereof in any foreign currency), any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $500 million;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions not requiring specific authorization by the Board of Directors, not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000, and any warrants to purchase such shares, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.





                                       /s/ Thomas P. Stafford
                                       ----------------------
                                         Thomas P. Stafford




Dated: February 3, 1995

                        POWER OF ATTORNEY



     I, Robert C. Winters, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

     (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (and participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the AlliedSignal Truck Brake Systems Company Savings Plan, the 1980 Incentive Stock Option Plan of Allied Corporation and its Subsidiaries, the 1982 Stock Option Plan for Executive Employees of Allied Corporation and its Subsidiaries, the 1985 Stock Plan for Employees of Allied-Signal Inc. and its Subsidiaries, the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the Stock Plan for Non-Employee Directors of AlliedSignal Inc. and any plan which is a successor to such plans;

     (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment Plan of Allied-Signal Inc. and any plan which is a successor to such plan; and

     (c) on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 33,400,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $500 million (or the equivalent thereof in any foreign currency), any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $500 million;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions not requiring specific authorization by the Board of Directors, not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000, and any warrants to purchase such shares, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.





                                       /s/ Robert C. Winters
                                       ---------------------
                                         Robert C. Winters




Dated: February 3, 1995

                             POWER OF ATTORNEY

     I, Henry T. Yang, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Robert F. Friel and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

     (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (and participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the AlliedSignal Truck Brake Systems Company Savings Plan, the ASEC Manufacturing Savings Plan, the
1985 Stock Plan for Employees of Allied-Signal Inc. and its Subsidiaries, the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the Stock Plan for Non-Employee Directors of AlliedSignal Inc. and any plan which is a successor to such plans, and

     (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, and granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorney's-in-fact to sign the above-described documents.


                                        /s/ Henry T. Yang
                                      ------------------------
                                           Henry T. Yang

Dated: September 1, 1996